Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.5

AMENDMENT NO. 2 TO SALE AND ASSIGNMENT AGREEMENT

This Amendment No. 2 to Sale and Assignment Agreement (this “Agreement”), is in effect as of the Effective Date of the Sale and Assignment Agreement, and is by and between ProMab Biotechnologies, Inc., having an address at 2600 Hilltop Drive, Richmond, CA 94806 (“ProMab”), and Caribou Biosciences, Inc., having a place of business at 2929 7th Street, Suite 105, Berkeley, CA 94710 USA (“Caribou”). Capitalized terms not defined herein shall have the meanings set forth in the Sale and Assignment Agreement, having an Effective Date of January 31, 2020, as amended by Amendment No. 1 to Sale and Assignment Agreement (collectively, the “Agreement”).

WHEREAS, the Parties entered into the Agreement, wherein Caribou took assignment of all right, title, and interest in PMC 306 and the Assigned Patent Rights;

WHEREAS, the Parties would like to clarify a certain section as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Section 3.2(a) is hereby deleted in its entirety and replaced with the following Section 3.2(a):

[***]

[***]

[***]	[***]
[***]	[***]
[***] [***]	[***]

[***]

2. Except as explicitly amended above, all other terms of the Agreement remain in full force and effect, and the Parties hereby ratify the Agreement as amended herein.

3. This Amendment No. 2 to Sales and Assignment Agreement may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile or scanned PDF document shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed document.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Sale and Assignment Agreement by their duly authorized representatives of the Effective Date set forth above.

ProMab Biotechnologies, Inc.		Caribou Biosciences, Inc.

By:	/s/ John Wu	By:	/s/ Rachel E. Haurwitz
By:	John Wu, Ph.D.	Name:	Rachel E. Haurwitz, Ph.D.
Title:	Chief Executive Officer	Title:	President & Chief Executive Officer